InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS

Investor Day Presentation

March 4, 2011



This presentation contains statements relating to future results. These statements are forward-looking statements under the federal securities laws. We can give no assurance that any future results discussed in these statements will be achieved. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date. These statements are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from the statements contained in this presentation. For a discussion of important factors that could affect our actual results, please refer to our SEC filings, including the "Risk Factors" section of our most recently filed Form 10-K.

Presenters

InnerWorkings Representatives

- Eric Belcher, Chief Executive Officer
- Joe Busky, Chief Financial Officer
- Carlos Mena, President, InnerWorkings Latin America

Guest Speakers

- Gerry Rittenberg, Chief Executive Officer, Party City
- Joe Truncale, Chief Executive Officer, National Association for Printing Leadership

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS

Agenda

Company Overview	Eric Belcher	10:00am
Print Industry Overview	Joe Truncale	10:15am
Technology Update	Joe Busky	10:30am
Growth Strategy	Eric Belcher	10:40am
Latin American Operations	Carlos Mena	11:05am
Customer Perspective	Gerry Rittenberg	11:15am
Q&A *(followed by break)*	Eric, Joe T., Carlos & Gerry	11:35am
Financial Update	Joe Busky	12:15pm
Closing Remarks	Eric Belcher	12:30pm
Office Visit *(Optional)*		1:00pm

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS



Company Overview

InnerWorkings is disrupting and revolutionizing the massive, fragmented and antiquated global print supply chain by purging its inefficiencies and leading the industry into the information age

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS

Compelling Value Proposition

InnerWorkings Provides		
Customers	☑ Partner capable of providing all print needs	☑ Visibility and transparency into spend
	☑ Powerful savings, quality & service	☑ Headcount savings from staffing INWK employees onsite
	☑ Dedicated, objective domain expertise	☑ Onsite employees serve as trusted partners on client teams
	☑ Technology solution and supplier relationships to facilitate lower cost sourcing	☑ Data and quality tracking and reports
Suppliers	☑ Access to new customers/projects	☑ Shortened billing cycle and improved working capital
	☑ Avoidance of sales/commission expense	☑ Reduction in customer credit risk exposure
	☑ Improved match between customer order and manufacturing assets	☑ Greater focus on manufacturing rather than selling

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS

Significant Competitive Moat


InnerWorkings Competitive Advantages
Proprietary PPM4 Technology
Ongoing Technology R&D
Significant Print Buying Scale
Growing International Footprint
High Service / Low Cost Model
Imbedded Onsite Staffing
Strong Customer Retention
Track Record of Successful M&A Integration
Consistent Revenue Growth
Improving Operating Profit and ROIC



Outsourced Print Procurement Part of Macro BPO Trend

- Global organizations continue to face bottom line pressure
- Indirect spend is untapped opportunity


PROFIT
LOSS



- Procurement executives look for proven capability (86%) and spend category expertise (84%), when selecting outsourcing providers*

- Consultancies and channel partners recommending InnerWorkings in suite of savings opportunities



InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS

* Capgemini & Procurement Leaders Outsourcing Research, 2010

Print Industry Overview

Joe Truncale

- President and CEO of the National Association for Printing Leadership (NAPL) for the past eight years, and with the organization since 1985
- Founded in 1933, NAPL is a not-for-profit business management association representing the North American commercial printing and graphic communications industry with thousands of active members
- A graduate of Monmouth University, is currently completing Doctoral dissertation at New York University on the effectiveness of entrepreneurial business leaders in the printing industry

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS

Print Industry Trends

- Commercial printing industry expanded in 4Q'10 for the first time since late 2007
- More companies than not reported an uptick in printing activity in November 2010, the first time this occurred in three years*
- The printing industry continues to be hindered by inefficiencies and excess capacity
- Manufacturers are hampered by sales related expense
- Print industry outlook:
  - NAPL expects the industry's sales to rise between 2% and 4% for FY'11
  - Industry will continue to benefit from a growing economy

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS

* Based on NAPL Printing Business Index, January 2011.



Technology Update

PPM4 Technology Advantage


1
Customized Order Entry
2
Optimal Supplier Identification
3
Product Database
4
Real-Time Competitive Bid Process
5
Audit Compliance / Cost Management
6
Customized Reporting

Comprehensive database of equipment profiles and price data of North American print suppliers

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS



Technology Enables Our Business


Shift
Alt

Sophisticated Tool

PPM4 comprised of two distinct databases

Pricing database with over 1 million records dating back to 2001

Equipment profiles database with specs from more than 8,000 suppliers



Reduces Cost

Identifying market overcapacity

Expertly identifies pockets of low asset utilization, passing savings on to customers

Significant variance between bids depending upon printer manufacturers spot capacity



Data and Quality Tracking & Reporting

Robust Reporting Capabilities

Ability to track and report spend by category, project, diversity and sustainability

Historical reporting data aids inventory management

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS

Growth Strategy Update

2011 Revenue Guidance

($MM)

$482	FY'10 revenue
$60 to 70	Contribution from new enterprise growth
$15 to 30	Contribution from new transactional growth
+ $25 to 30	Contribution from InnerWorkings Latin America
$580 to 610	FY'11 revenue guidance

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS



InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS

New Enterprise Account Growth

Track Record of Success

Over last three years:

- 98% customer retention rate
- 67% total revenue increase in top 25 accounts
- >20% in average total customer cost savings
- Generated $50 million in new enterprise growth in 2009 and $60 million in 2010





Compelling Prospects

- Significant remaining addressable market
- Opportunity to provide expanded global offerings
- Expected $60 to $70 million contribution from new enterprise account growth in 2011



Transactional Growth

Current Situation

- Business was de-emphasized over the past few years
- Beginning in early 2010 transactional re-emerged as a target market for InnerWorkings
- Pursuing transactional growth in innovative and scalable manner





Moving Forward

- Transactional business grew in 2010, the first time this business has expanded in two years
- Expected $15 to $30 million contribution from new transactional growth in 2011
- Much greater potential in 2012 and beyond

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS

Transactional Growth

InnerWorkings significant market opportunity supported by:

- Traditional "feet on the street" sales professionals
- Inside sales call center
- Internet lead generation
- Recruiting formerly independent sales professionals with established books of business

Successful pioneering of multi-pronged approach facilitated by:

- Aggressive sales driven culture
- Broad geographic footprint
- Diverse manufacturing capabilities
- Access to abundant information and pricing data points
- Large customer expertise transferred to middle market

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS

Transactional Growth

Inside & Internet Sales





- Cost effectively delivering InnerWorkings savings and capabilities to the underserved middle market
- Capitalizing on changing demographics in middle market print buying community
  - Younger generation comfortable buying print over the phone and web
- Integration between lead generating Internet platform and outbound sales call center

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS

Transactional Growth

Case Study: Leveraging Vertical Knowledge

Background:

- Inside Sales rep leveraged InnerWorkings strength in the spirits industry to tap into new transactional client base
- Clients typically buying their print ad hoc, transactionally, managing all aspects of the program

Sales Process:

- Reviewed all brands in this space and started calling on clients
- Highly technical process involving spec development, program and component sourcing

Results:

- Sales representative booked $1.4 million in 12 months across 250 jobs for 50 clients
- Many of these clients are expected to be repeat customers
- Have expanded services to full client logistics support, warehousing, customs clearing


The World's First
Açai Spirit

Transactional Growth

Case Study: Internet Lead Generation

Background:

- Client buying tracsactionally, little coordination or technical assistance
- Online options did not meet client needs

Sales Process:

- Lead generation came in through Internet
- Client requested custom quote on direct mail postcards, an oversized brochure, in a size larger than was available on the website

Solution:

- Lead was transferred to Inside Sales team member who contacted the client the same afternoon and closed the order the following day
- Client and Inside Sales representative are now in regular contact about additional jobs we are supporting



BALLET
SCHOOL
SUMMER
INTENSIVE
2011

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS

Transactional Growth

Case Study: Meeting Unique Customer Needs

Background:

- Purchasing through a marketing agency
- Issues with piece construction and artwork reproduction; Needed a superior packaging solution for high-end rifle scopes.

Sales Process:

- InnerWorkings call led to in-depth discussions around project
- Well-timed: client was seeking a new packaging solution


AccuPoint
Trijicon

Solution:

- Inside Sales representative provided a number of options, identified the advantages of each option, various production processes, costs, aesthetics and robustness of each option
- Finalized a $140K annual program including warehousing with a verbal commitment of 3 years

Dear Lauren,
As you may know, InnerWorkings made us these beautiful silk-screened boxes. The result was exactly what we were trying to achieve. Trijicon Leadership happily signed off on the boxes (with a few changes)…We are very pleased with the final result. We could not have done it without both teams. THANK YOU!

Warm Regards,
Sara N., Marketing Representative
Trijicon, Inc.

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS





Transactional Growth

What Have We Learned?

- Optimal profile for sales rep recruiting
- Continually refine sales script
- Substantial evolution of training program
- More successful prospect targeting

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS

2011 Revenue Guidance

($MM)

$482	FY'10 revenue
$60 to 70	Contribution from new enterprise growth
$15 to 30	Contribution from new transactional growth
+ $25 to 30	Contribution from InnerWorkings Latin America
$580 to 610	FY'11 revenue guidance

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS

Profitably Expanding InnerWorkings' Footprint

Midwest
Aurora, IL
Chicago, IL
Grand Rapids, MI
Minneapolis, MN
Kansas City, MO
Cincinnati, OH
Appleton-Greenville, WI

South
Dallas, TX

West
Anaheim, CA
Grover Beach, CA
Monterey, CA
Sacramento, CA
San Rafael, CA
Santa Clara, CA

Southeast
Miami, FL
Atlanta, GA
Thomaston, GA
Charlotte, NC

East
East Brunswick, NJ
New York, NY
Philadelphia, PA

Hawaii
Hilo, HI
Honolulu, HI
Maui, HI

Latin America
Santiago, Chile
Bogota, Colombia
Mexico City, Mexico
Lima, Peru

UK
Birmingham, UK


YE 2006
YE 2008
2011

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS

InnerWorkings Latin America



Established Platform

- Substantial client base
- Management team has led business for nearly a decade
- Excellent reputation for driving cost savings throughout supply chain
- Transacting business in 12 Latin American countries

Compelling Prospects

- Deepening integration into faster growing emerging economies of Latin America
- Expanding focus to Retail, Financial and Pharmaceuticals industry verticals and Direct Marketing, Promotional and Logistics product categories
- Expected $25 to $30 million contribution from InnerWorkings Latin America in 2011



InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS

Carlos Mena

- President of InnerWorkings, Latin America
- More than 20 years experience in the printing industry across 12 countries in Central and South America
- Created the leading Pan-American print management business over the past decade
- Prior work experience included serving as VP of Business Development at RR Donnelley Latin America
- Also launched a paper cup business in Argentina and Chile that was sold to International Paper

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS

InnerWorkings Latin America

History

- Began operations in 1999
- Management in place since inception
- Business Model
  - Open book financials
  - Enterprise agreements
  - Onsite employees

Experience

- Firmly established platform
- Valuable experience navigating currency, tax and cultural landscape
- Solid revenue base, including major multinational clients

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS

InnerWorkings Latin America
Today

- The most established provider of print management solutions in Latin America
- Transacting business in 12 countries and employing more than 50 employees, 35 of whom work onsite with clients.
- Excellent reputation for driving supply chain cost savings
- The only Pan-American print management firm with meaningful scale, operations, and customers

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS

InnerWorkings Latin America
Vision

- Will substantially benefit from InnerWorkings expanded scale, infrastructure, and technology improvements
- Deepening penetration into faster growing emerging economies of Latin America
- Cross-selling existing and potential multinational customers seeking an Americas solution
- InnerWorkings expertise will lead to growing contribution to overall Company revenue and profits

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS

Potential Upside to 2011 Revenue Guidance

BPO Solution

- BPO sales team is targeting the entire spend of largest end users (>$30MM/year) of print in the U.S.
  - Expanded global footprint facilitates BPO negotiations
  - Extended sales process
- Specially trained sales team engaged in numerous substantive dialogues with potential BPO customers



M&A Growth

- M&A has served as an outstanding source for business development professionals
  - Acquired talent contributed to over half of enterprise wins in 2009/2010
- Retention post earn-out of key performers has been outstanding
- Long track record of successful integrations
- M&A criteria
  - Focus on ROIC
  - Long term alignment of incentives
  - Customer driven expansion growth

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS

2011 Revenue Guidance

($MM)

$482	FY'10 revenue
$60 to 70	Contribution from new enterprise growth
$15 to 30	Contribution from new transactional growth
+ $25 to 30	Contribution from InnerWorkings Latin America
$580 to 610	FY'11 revenue guidance

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS

Customer Perspective

Gerry Rittenberg

- Chief Executive Officer of AHI Holdings/Party City since 1997
- Has been with the Company for twenty years, initially hired as Vice President of Product Development and responsible for all of Marketing and Sales
- Board member of Modell Sporting Goods
- Previous work experience included a position as Director of Operations for two print packaging plant at Philip Morris Industrial
- Graduate of Lynn University

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS

Party City
Enterprise Relationship Case Study

- Hired InnerWorkings in 2009 based on recommendation from another customer
  - Provided savings of more than 10% in first year
  - Scope of responsibility expanded in second year
- InnerWorkings technology has automated every step of Party City's quoting, ordering, production, delivery and invoicing process
- InnerWorkings' onsite staff critical part of internal teams
  - Invested the time and energy to understand our timetables, branding and style guides
  - Ensures that spend is as efficient as possible

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS

Question & Answer Session

Q&A Panel

InnerWorkings Representatives

- Eric Belcher, Chief Executive Officer
- Carlos Mena, President, InnerWorkings Latin America

Guest Speakers

- Gerry Rittenberg, Chief Executive Officer, Party City
- Joe Truncale, Chief Executive Officer, National Association for Printing Leadership

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS

Financial Update

Quarterly Revenue Growth



Revenue ($MM)
$140
$130
$120
$110
$100
$90
$80
$94.3
$100.1
$103.9
$107.9
$112.2
$120.5
$119.1
$130.4
1Q09
2Q09
3Q09*
4Q09
1Q10
2Q10
3Q10
4Q10

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS

* Excluding a $5.7 million one-time correction of a 2008 revenue accrual related to one customer.

Annual Revenue Growth



FYE: December 31
Revenue ($MM)
$700
$600
$500
$400
$300
$200
$100
$0
$5.0
$16.2
$38.9
$76.9
$160.5
$288.4
$419.0
$406.0
$482.2
$580-610
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Forecast

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS

2011 EPS guidance is $0.29 to $0.32 per share*

- This represents a 45 percent to 60 percent increase over 2010 EPS*
- Assumes no impact from sales of ECHO stock in 2011
- Year-over-year Adjusted EBITDA** margin improvement, despite:
  - Latin American operations have lower operating margins than U.S. business
  - Inside/Internet sales remain in growth stage


Diluted EPS*
0.4
0.3
0.2
0.1
0
$0.13
$0.20
$0.29- 0.32
2009
2010
2011 Forecast

* GAAP diluted EPS exclusive of gains related to sales of ECHO stock in 2009 and 2010. Assumes no impact from sales of ECHO stock in 2011.

** Adjusted EBITDA represents income from operations with the addition of depreciation and amortization and stock compensation expense.

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS



Outlook
2011 & Beyond

- >15% annual organic enterprise revenue growth
- While continuing to invest for the future, annual Adjusted EBITDA margin improvement of 50 to 80 bps (up to 8-9%)
- Continued expansion of operating cash flow
- ROIC continues to be primary financial metric used to manage the business

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS

Closing Remarks



2010 CEO Circle Award Winners

CEO CIRCLE AWARD

InnerWorkings' honors employees who embody the spirit of the organization and exemplify the Company's core values through their daily work with the ***CEO Circle Award***. 2010 winners include:

- Parrish Morgan
- Craig Davies
- Ivy Simon
- Jim Pike
- Catharine Ianuzzi
- Julia LeRoux
- Neil Jacobs
- Debbie Samin
- Karen Thalman
- Stacy Saulters
- Melissa Williamson

Focus Areas



- Strengthening financial position including revenue growth and improving operating profit and ROIC
- Rapidly expanding new enterprise relationships
- Continued investment in talent and technology
- Expanding geographic footprint to meet the needs of multi-national clients

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS

InnerWorkings is disrupting and revolutionizing the massive, fragmented and antiquated global print supply chain by purging its inefficiencies and leading the industry into the information age

InnerWorkings
MANAGED PRINT & PROMOTIONAL SOLUTIONS

Please join us now for an office tour:

Host: David Freundlich, President, Eastern Region

InnerWorkings, New York
1440 Broadway, 22nd Floor